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                                                                    EXHIBIT 10.3

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                    ASSIGNMENT OF EARNINGS AND CHARTERPARTIES

                                   in favor of

                     MANUFACTURERS AND TRADERS TRUST COMPANY

                                   as Assignee

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                                  [DATE], 2004

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                    ASSIGNMENT OF EARNINGS AND CHARTERPARTIES

            THIS ASSIGNMENT is made this [DAY] day of [MONTH], 2004, from [ASSIGNOR], a company organized and existing under the laws of the [JURISDICTION OF INCORPORATION], with offices at [ADDRESS] (the "Assignor"), in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, with offices at 25 South Charles Street, Baltimore, Maryland, as trustee pursuant to the Indenture referred to in Recital B hereto (the "Assignee").

                          W I T N E S S E T H T H A T:

WHEREAS:

            (A) The Assignor is the sole, legal and beneficial owner of the whole of [each of] the [NATIONALITY] flag vessel[s] listed on Schedule 1 hereto (the ["Vessels", and each a] "Vessel");

            (B) Pursuant to an indenture dated as of November 24, 2004, by and among Ultrapetrol (Bahamas) Limited, as issuer (the "Company"), the Guarantors party thereto (the "Guarantors"), the Pledgors party thereto (the "Pledgors") and the Assignee as trustee, (as amended or supplemented from time to time, the "Indenture"), the Company issued its 9% First Preferred Ship Mortgage Notes due 2014 (the "Securities") in the aggregate principal amount of One Hundred Eighty Million United States Dollars (US$180,000,000), the proceeds of which have been used to repay the Company's 10 1/2% First Preferred Ship Mortgage Notes dues 2008, to refinance the acquisition cost of other vessels owned by the Guarantors, and for general corporate purposes;

            (C) By the Indenture, the Guarantors [(including the Assignor)], have jointly and severally guaranteed, upon the terms and conditions contained therein, the punctual payment, performance and observance when due of the obligations of the Company under and in connection with the Securities, including, but not limited to, the Company's obligation to pay the principal of, and premium and interest on, the Securities as provided in the Indenture and the Securities;

            (D) By the Security Agreements (other than this Assignment), the Guarantors [(including the Assignor)] and the Pledgors [(including the Assignor)] have, upon the terms and conditions contained therein, pledged certain assets held by them, including the Vessel[s], and assigned certain insurances obtained by them, to secure the punctual payment, performance and observance when due of the obligations of the Company under and in connection with the Indenture and Securities, including, but not limited to, the Company's obligation to pay the principal of, and premium and interest on, the Securities as provided in the Indenture and the Securities; and

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            (E)   The Assignor has agreed to grant this Assignment to secure its and the Company's obligations under the Indenture, and in order to secure the prompt and due payment to the Trustee of any and all sums which may be or become due to the Trustee and/or the Securityholders from the Assignor under or pursuant to the Indenture and also to secure the exact performance and observance and compliance with all and any of the covenants and agreements and terms and conditions contained in the Indenture,

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture shall have the same meanings when used herein.

            2. Grant of Security. As security for all Obligations of the Assignor, the [other] Subsidiary Guarantors and the Company pursuant to the Indenture and the other Security Agreements, and in consideration of One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor, as legal and beneficial owner, does hereby grant, sell, convey, assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in and to (i) any charter or other contract entered into by the Assignor in respect of [the/any] Vessel; (ii) all earnings of the Vessel[s], including, but not limited to, all moneys and claims for moneys due and to become due thereto, whether as charter hire, freights, passage moneys, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of (or payment for variation or termination), any charter or any other bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of [the/any] Vessel and operations of every kind whatsoever of [the/any] Vessel,
(iii) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the Assignor arising from the use or employment of [the/any] Vessel, (iv) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of [the/any] Vessel and all claims for damages in respect of the actual or constructive total loss of [the/any] Vessel, and (v) all proceeds of all of the foregoing (herein called "Earnings").

            3. Occurrences following Default. The Assignor hereby further covenants and agrees that upon the occurrence of a Default or an Event of Default (a) it will have all the Earnings and other freights, hire and other monies hereby assigned paid over directly to the Assignee, (b) will procure that notice of this Assignment in substantially the form of Exhibit 1 attached hereto and a letter of instructions shall be duly given to each person who becomes party to any charter or contract of affreightment entered into with the Assignor in respect of [the/any] Vessel or to any Person who may receive any earnings and monies hereby assigned, (c) it will instruct each such person to provide consent where the consent of any such person is required pursuant to any charter or contract of affreightment assigned hereby, and (d) it will instruct such

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person to acknowledge directly to the Assignee receipt of the Assignor's notification and instructions.

            4. Performance under Charters; No Duty of Inquiry. The Assignor hereby undertakes that, notwithstanding the assignment herein contained, it shall punctually perform all its obligations under all charters and contracts pertaining to [the/each] Vessel to which it is a party. It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under all charters and contracts pertaining to [the/each] Vessel to which it is a party to perform the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under any such charter or contract by reason of or arising out of the assignment contained herein, nor shall the Assignee be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

            5. Requisition. The Assignor shall promptly notify the Assignee in writing of the commencement and termination of any period during which [the/any] Vessel may be requisitioned.

            6. Employment of Vessel[s]. The Assignor hereby further covenants and undertakes promptly to furnish the Assignee with all such information as it may from time to time require regarding the employment, position and engagements of [the/any] Vessel.

            7. Negative Pledge. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the Earnings and other moneys and claims hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor does hereby irrevocably appoint and constitute the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises and to file any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

            8. Application of Proceeds. All moneys collected or received from time to time by the Assignee pursuant to this Assignment shall be dealt with as provided in the Indenture.

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            9.    Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

            10. Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Company or the Assignor or any other Guarantor or Pledgor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee of any security or of any payment of or on account of any of the amounts due from the Company or the Assignor or any other Guarantor or Pledgor to the Assignee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

            11. Invalidity. If any provision of this Assignment shall at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole, which shall remain in full force and effect. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment. The powers and authorities granted to the Assignee and its successors or assigns herein have been given for valuable consideration and are hereby declared to be irrevocable.

            12. Continuing Security. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor or the Company pursuant to the Indenture and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

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            13.   Waiver; Amendment. None of the terms and conditions of this
Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor.

            14. Termination. If the Assignor shall pay and discharge all of its obligations under or in connection with the Indenture or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

            15. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT, THE INDENTURE OR THE SECURITY AGREEEMENTS TO WHICH THEY ARE PARTY THEREIN DESCRIBED, ANY AMENDMENTS THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            16. Notices. Notices and other communications hereunder shall be in writing and may be sent by facsimile as follows:

If to the Assignor:      [ASSIGNOR]
                         [ADDRESS]
                         Attention: [NAME].
                         Facsimile: [NUMBER]

with copy to:            Seward & Kissel LLP
                         One Battery Park Plaza
                         New York, New York 10004
                         Attention: Lawrence Rutkowski, Esq.
                         Facsimile: 212-480-8421

If to the Assignee:      Manufacturers and Traders Trust Company
                         Corporate Trust Department
                         Mail Code 101-591
                         25 South Charles Street
                         Baltimore, Maryland 21201-1643
                         Attention: Robert D. Brown
                         Facsimile: 410-244-4236

With copy to:            Ober, Kaler, Grimes & Shriver
                         120 East Baltimore Street
                         Baltimore, Maryland 21202
                         Attention: Patrick Cameron, Esq.
                         Facsimile: 443-263-7540

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or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

            Every notice or other communication shall, except so far as otherwise expressly provided by this Assignment, be deemed to have been received (provided that it is received prior to 2 p.m. New York time; otherwise it shall be deemed to have been received on the next following Business Day) in the case of a facsimile on the date of dispatch thereof (provided further that if the date of dispatch is not a Business Day in the locality of the party to whom such notice or demand is sent, it shall be deemed to have been received on the next following Business Day in such locality), and in the case of a letter, at the time of receipt thereof.

            17. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

            18. Headings. In this Assignment, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation hereof.

            IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed on the day and year first above written.

                                                    By__________________________
                                                    [NAME]
                                                    [TITLE]

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                                   SCHEDULE 1

                Official                                              Gross          Net
Vessel Name      Number         Length     Breadth      Depth          Tons          Tons
-----------     --------        ------     -------      -----         -----          ----
                                 mts         mts         mts

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                                                                       EXHIBIT 1

                           EARNINGS ASSIGNMENT NOTICE

TO:

TAKE NOTICE:

            (a) that by an Assignment of Earnings dated the [DAY] day of [MONTH], 2004 made by us (the "Assignor") to MANUFACTURERS AND TRADERS TRUST COMPANY (the "Assignee"), we, the owner of the [NATIONALITY] flag vessels [VESSEL NAME], Provisional Patente No. [NUMBER] (the "Vessels"), have assigned to the Assignee as from the date thereof all our right, title and interest in and to:

                  (i) any moneys whatsoever payable to us under any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessels, all freight, hires, passage monies and all other rights and benefits whatsoever accruing to us thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages in respect of any breach by any charterer or other party thereto of any such bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessels; and

                  (ii) all freights, passage moneys, hire moneys or other compensation payable to us in the event of the requisition of the Vessels for title or hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to us arising from the use or employment of the Vessels;

 as security for that indenture dated as of November 24, 2004, (as at any time amended or modified, the "Indenture") among the Assignor, certain other Guarantors named therein, the Pledgors named therein, the Assignee and Ultrapetrol (Bahamas) Limited.

            (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all of such aforesaid moneys to the Assignee, for the account of Ultrapetrol (Bahamas) Limited (Account No. [NUMBER]) at the above address of the Assignee (or at such other place as the Assignee may direct).

DATED THIS [DAY] day of [MONTH], 2004

                                                  By____________________________
                                                   Name:
                                                   Title:

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